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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2001



                                  EarthWeb Inc.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         0-25107               13-3899472
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

       3 Park Avenue, New York, NY                           10016
(Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 725-6550
              (Registrant's telephone number, including area code)
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Item 5

On January 29, 2001, EarthWeb Inc. issued a news release with respect to changes in its management team. The news release is attached.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EARTHWEB INC.
                                         (Registrant)

                                         By: /s/ Brian P. Campbell
                                         ------------------------------
                                         Vice President and General Counsel

Exhibit Index
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Exhibit No.         Item

1                   News Release Issued by EarthWeb Inc. dated January 29, 2001